EXHIBIT 99

                 STRATFORD AMERICAN CORPORATION AND SUBSIDIARIES
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stratford American Corporation and Subsidiaries (the Company) on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, Mel L. Shultz, President and Director of the Company, and Daniel E. Matthews, Controller, Secretary and Treasurer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Mel L. Shultz
-----------------------------------------
Mel L. Shultz, President and Director
August 14, 2002


/s/ Daniel E. Matthews
-----------------------------------------
Daniel E. Matthews, Controller, Secretary
and Treasurer
August 14, 2002